As filed with the Securities and Exchange Commission on February 26, 1999
                                            Registration Nos. 033-22925
                                                           and 811-5279

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 / /

                    Pre-Effective Amendment No. _____  / /

                     Post -Effective Amendment No. 18 /x/
                                       And

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 / /

                             Amendment No. 20 /x/

                            CHARTER NATIONAL VARIABLE
                                 ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Charter National Life Insurance Company
                               (Name of Depositor)

                 8301 Maryland Avenue, St. Louis, Missouri 63105
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including Area Code: (314) 725-7575

Name and Address of Agent for Service:         Copy  to:
Richard G. Petitt                              Stephen E. Roth, Esq.
Charter National Life Insurance Company        Sutherland Asbill & Brennan LLP
8301 Maryland Avenue                           1275 Pennsylvania Avenue, N.W.
St. Louis, Missouri  63105                     Washington, D.C.  20004-2415

             Approximate Date of Proposed Public Offering:
    As soon as practicable after effectiveness of the Registration
                               Statement
-----------------------------------------------------------------------


It is proposed that this filing will become  effective:

    / / immediately upon filing pursuant to paragraph (b) of Rule 485 / / on ____________, pursuant to paragraph (b) of Rule 485
    / / 60 days after filing pursuant to paragraph (a) of Rule 485 /x/ on May 1, 1999, pursuant to paragraph (a) of Rule 485

                 Title of Securities Being Registered:
   Units of Interest in the Separate Account under flexible payment deferred
                      variable annuity contracts.

                              Scudder Horizon Plan
                             Prospectus May 1, 1999

              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                    Charter National Life Insurance Company
                                  through the
                   Charter National Variable Annuity Account

The Contract has 8 funding choices -- a general account (paying a guaranteed minimum fixed rate of interest) and 7 subaccounts of the Charter National Variable Annuity Account. Money you direct to a subaccount is invested exclusively in a single portfolio of the Scudder Variable Life Investment Fund. The 7 mutual fund portfolios we offer through the subaccounts under this Contract are:
                  Scudder Variable Life Investment Fund

                   Money Market Portfolio
                   Bond Portfolio
                   Capital Growth Portfolio
                   Balanced Portfolio
                   Growth and Income Portfolio
                  oInternational Portfolio
                  oGlobal Discovery Portfolio

Variable annuity contracts involve certain risks, including possible loss of principal.

     o The investment performance of the portfolios in which the subaccounts invest will vary.

     o    We do not  guarantee  how any of the  portfolios  will  perform.

     o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

     o Neither the U.S. Government nor any Federal agency insures your investment in the contract.

Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Scudder Horizon Plan variable annuity contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


To learn more about the contract, you may want to look at the Statement of Additional Information dated May 1, 1999, (the "SAI"). For a free copy of the SAI, contact us at:

Charter National Life Insurance Co.
8301 Maryland Avenue
St. Louis, Missouri  63105
(800) 242-4402

Charter has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

Table of Contents


Definitions.............................................................   1
Summary.................................................................   4
Fee Table ..............................................................   9
Example  ...............................................................  10
Financial Statements ...................................................  11
Calculation of Yields and Total Returns ................................  12
Other Performance Data  ................................................  13
Charter and the Variable Account .......................................  14
Charter National Life Insurance Company.................................  14
Purchase Agreement with Allstate .......................................  14
Charter National Variable Annuity Account ..............................  14
Services Agreements with Allstate Life Insurance Company ...............  15
Scudder Variable Life Investment Fund ..................................  15
Addition, Deletion, or Substitution of Investments......................  17
The Contract ...........................................................  18
Contract Application and Issuing the Contract...........................  18
Examination Period  ....................................................  19
Return of Premium Plus or Minus Investment Experience ..................  19
Return of Premium ......................................................  20
Payments ...............................................................  20
Initial Payment.........................................................  20
Additional Payments.....................................................  21
Automatic Investment Plan...............................................  21
Limitations on Payments ................................................  21
Allocating Payments  ...................................................  22
Transfers  .............................................................  23
Asset Rebalancing Option ...............................................  23
Dollar Cost Averaging  .................................................  25
Account Value   ........................................................  26
Unit Value   ...........................................................  27
Investment Experience Factor ...........................................  28
Contract Ownership .....................................................  29
Assignment of Contract .................................................  29
State Exceptions .......................................................  30
Access to Your Money ...................................................  31
Full and Partial Surrenders ............................................  31
Systematic Withdrawals..................................................  32
Annuity Payments .......................................................  33
Annuity Income Options .................................................  34
Maturity Date ..........................................................  36
Death Benefit...........................................................  36
Beneficiary Provisions .................................................  37
Death of Owner .........................................................  37
Employment-Related Benefit Plans .......................................  38
Charges and Deductions..................................................  38
Mortality and Expense Risk Charge ......................................  39
Contract Administration Charge .........................................  40
Records Maintenance Charge..............................................  40
Premium Taxes ..........................................................  40
Other Taxes  ...........................................................  41
Transfer Charges .......................................................  41
Portfolio Charges.......................................................  41
Certain Federal Income Tax Consequences ................................  42
Tax Status of the Contract .............................................  42
Taxation of Non-Qualified Contracts.....................................  42
Diversification Requirements............................................  42
Owner Control...........................................................  43
Required Distributions..................................................  43
Non-Natural Person .....................................................  43
Withdrawals  ...........................................................  44
Penalty Tax on Certain Withdrawals......................................  44
Annuity Payments .......................................................  44
Taxation of Death Benefit Proceeds......................................  45
Transfers, Assignments or Exchanges of a Contract ......................  45
Withholding  ...........................................................  45
Multiple Contracts  ....................................................  45
Taxation of Qualified Contracts ........................................  45
Other Tax Issues........................................................  46
Our Income Taxes .......................................................  46
Possible Tax Law Changes ...............................................  47
General Provisions .....................................................  47
The Contract ...........................................................  47
Delay of Payment and Transfers .........................................  48
Contract Expiration ....................................................  48
Misstatement of Age or Sex .............................................  48
Nonparticipating Contract ..............................................  49
Notices and Inquiries...................................................  49
Records and Reports ....................................................  49
Year 2000 Disclosure ...................................................  49
Services Agreement  ....................................................  50
Distribution of the Contract ...........................................  50
The General Account  ...................................................  51
Voting Rights  .........................................................  53
Legal Proceedings ......................................................  54

Additional Information .................................................  54
Table of Contents for Statement of Additional Information ..............  54
Condensed Financial Information ........................................  A-1





                 This Contract is not available in all states.

Definitions

     account value -- Your Contract's total value in the subaccounts and the general account. The Contract refers to account value as "Accumulated Value."

     age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

     annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, we will pay a death benefit.

     annuity payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

     beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

     Contract Date --The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

     death benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

     Declaration Period -- A period of time between 1 and 10 years during which we will credit specified rates of interest on payments you allocate to the general account.

     Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the subaccounts invest.

     general account -- The account containing all of Charter's assets, other than those held in its separate accounts. Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.

     Home Office -- The principal office of Charter, located at 8301 Maryland Avenue. St. Louis, Missouri 63105.

     joint annuitant -- If you select annuity income option 2, you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

     joint owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date -- The date on which we will begin to pay annuity payments if the annuitant is living.

     monthly anniversary -- The same date in each month as the Contract Date.

     net payment -- A payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

     portfolio -- A separate investment portfolio of the Fund in which a subaccount of the Variable Account invests.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

     Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

     subaccount -- An investment division of the Variable Account. Each subaccount invests exclusively in a single portfolio of the Fund. Unit Value -- The value of each unit of a subaccount. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.

     Valuation Date -- Each day on which we value the assets in the subaccounts, which is each day on which the New York Stock Exchange is open for trading.

     Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

     Variable Account -- Charter National Variable Annuity Account, a separate account composed of subaccounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.

Summary

     This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.

     1.   Why should I purchase this Contract?

     The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.

     2. How can I purchase the Contract?

     You may purchase the Contract from us (Charter National Life Insurance Company) for a minimum payment of $2,500 ($2,000 for certain Qualified Contracts). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions.

     3. Can I use this Contract as an IRA?

     Yes, the Contract is available to most individuals who wish to purchase an IRA. It is also available to certain retirement plans and retirement accounts that qualify for special Federal income tax treatment. We require that if you desire to invest monies that qualify for different annuity tax treatment, then you must purchase separate Contracts.

     4. What annuity benefits are offered under the Contract?

     The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the maturity date provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

     Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.

     5. What investments are available under the Contract?

     You may invest your money in any of the following portfolios of the Scudder Variable Life Investment Fund by directing your payments into the corresponding subaccounts:

                   Money Market             o        Bond
                   Capital Growth           o        Balanced
                   Growth and Income        o        International
                   Global Discovery

     Each subaccount invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Scudder Kemper Investments Inc. is the investment adviser for the portfolios.

     Your investment in the subaccounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges deducted. You bear the investment risk for amounts you invest in the subaccounts.

     6. What fixed rate options are available under the Contract?

     You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available subaccount or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

     We guarantee interest, as well as principal, on money placed in the general account.

     7. What is the purpose of the Variable Account?

     We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into subaccounts. Each subaccount invests exclusively in a portfolio of the Fund. Under Missouri law, the assets in the Variable Account associated with the Contract are not affected by, nor chargeable with, liabilities arising out of any other business we conduct.

     8. Can I transfer assets within the Contract?

     Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the subaccounts and from the subaccounts to the general account at any time. You may also transfer amounts from the general account to the subaccounts or within the general account at the end of a Declaration Period.

     We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $10 for the third and subsequent transfer requests made during a Contract Year.

     9. What are my expenses under the Contract?

     On each Valuation Date, we deduct an administrative fee at an annual rate of .30%, and a mortality and expense fee at an annual rate of .40%, from the amount you have invested in each subaccount. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

     We will deduct state premium taxes, which currently range from 0% to 3.5%, if your state requires us to pay premium taxes. We will deduct the taxes either when we incur the tax or at a later time.

     We do not deduct any surrender charges on full or partial surrenders.

     The portfolios also deduct investment charges from amounts you have invested in the portfolios through the subaccounts. These charges range from 0.__% to 0.__% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.

     10. Do I have access to my money in the Contract?

     Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

     For  Qualified   Contracts  issued  under  Code  Section  403(b),   certain
restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.

     11. What is the death benefit?

     If the annuitant dies before the Maturity Date, we pay you the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum no later than 5 years following the owner's death.

     12. What are the Federal income tax consequences of investing in the Contract?

     The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

     13. Can the Contract be returned after I receive it?

     Yes. You may return the Contract for a refund by returning the Contract to our home office within 10 days after you receive it. The amount of the refund, will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the subaccounts you selected on your application, plus interest earned on amounts you allocated to the general account. In some states you may have more than 10 days, or receive a different refund amount. See "Examination Period" and "State Exceptions."



Fee Table

     This Fee Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 1998 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund.

Contract Owner Transaction Expenses
         Sales Load Imposed on Payments                             None
         Deferred Sales Load                                        None
         Surrender Fee                                              None
         Transfer Charge (transfers made between  subaccounts
         and/or to the general account during a Contract Year)      None
Annual Records Maintenance Charge                                   None
Variable Account Annual Expenses (as a percentage of account value)
         Mortality and Expense Risk Charge                    0.40%
         Contract Administration Charge                       0.30%
                                                     --------------
         Total Variable Account Annual Expenses               0.70%


Scudder Variable Life Investment Fund Annual Expenses (as a percentage of average net assets for the 1998 calendar year)
                             Management           Total           Fees
                                    Expenses
                           After Fee          Other           After Fee
Portfolio                  Waiver*  Expenses Waiver*
---------    ---------------------  -------- -------
Money Market
Bond
Capital Growth
Balanced
Growth and Income
International
Global Discovery

     * Scudder Kemper Investments, Inc. (the Adviser) voluntarily did not impose part of its management fee in 1998 for the ____ Portfolio. Had the fee been imposed, the management fee would have been 0.___ % and the ratio of operating expenses to average net assets for the year ended 12/31/98, would have been ____% for the Global Discovery Portfolio. Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:

Subaccount                  1 Year        3 Years      5 Years     10 Years
Money Market
Bond
Capital Growth
Balanced
Growth and Income
International
Global Discovery

     The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

     Neither the fee table nor the example reflects the deduction of any premium tax.

     Charter, as well as other insurance companies whose separate accounts invest in the Fund, have agreed to reimburse the Fund to the extent that the total operating expenses exceed .75% for each portfolio except for the International and Global Discovery Portfolios, where total operating expenses are to be reimbursed to the extent they exceed 1.50%.

     You should not consider this example to represent past or future expenses, performance or return. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

     A financial history of each subaccount is included in Appendix A to this Prospectus.

Financial Statements

     The financial statements of Charter and the Variable Account are included in the SAI.

Calculation of Yields and Total Returns

     We may periodically advertise yields and average annual total returns for the subaccounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

     The yield of the Money Market subaccount refers to the annualized investment income that an investment in the Subaccount generates over a specified seven-day period. The effective yield of the Money Market subaccount is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

     The yield of a subaccount (except the Money Market subaccount) refers to the annualized income that an investment in the subaccount generates over a specified thirty-day period.

     The average annual total return of a subaccount assumes that an investment has been held in the subaccount for certain periods of time including the period measured from the date the subaccount began operations. We will provide the average annual total return for each subaccount that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

     The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

     For additional information regarding yield and total return calculations, please refer to the SAI.




Other Performance Data

     We may disclose other performance data, such as cumulative total return and nonstandard total returns.

     We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

     We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI.

     Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each subaccount with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

     We may report other information including the effect of tax-deferred compounding on a subaccount's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Charter as an insurance company.



Charter and the Variable Account

Charter National Life Insurance Company

     Charter is a stock life insurance company incorporated under the laws of the State of Missouri on December 7, 1955. Charter, with assets of $_____ billion as of December 31, 1998, principally engages in the offering of insurance products on a direct marketed basis. We are authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. Our principal offices are located at: 8301 Maryland Avenue, St. Louis, Missouri 63105, (800) 242-4402.

     Charter is currently a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation.

Purchase Agreement with Allstate

     On December 21, 1998, Allstate Life Insurance Company ("Allstate") announced that it has entered into an agreement with Leucadia to purchase Charter. The transaction is subject to regulatory approvals and is expected to close before July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Charter National Variable Annuity Account

     Charter established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments.

     Under Missouri law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities connected with the account shall not be chargeable with liabilities arising out of any other business we may conduct. However, the assets of the Variable Account will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.

     The Variable Account is divided into subaccounts. Each subaccount invests exclusively in shares of one of the Fund's portfolios. Income, gains and losses from each subaccount's assets are credited to or charged against such subaccount without regard to income, gains or losses of any other subaccount or income, gains, or losses arising out of our other business.

     The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC.

Services Agreements with Allstate Life Insurance Company

     On September 2, 1998, Charter and Leucadia entered into a coinsurance agreement with Allstate reinsuring all of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract. At this time there have been no changes to the address or phone numbers that you are currently using.

Scudder Variable Life Investment Fund

     The Variable Account invests exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. Scudder Kemper Investments, Inc. is the investment adviser to the mutual fund portfolios available under the Contract.

     In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Charter foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.

     The subaccounts invest exclusively in the Class A shares of following portfolios of the Fund:

                   Money Market
                   Bond
                   Capital Growth
                   Balanced
                   Growth and Income
                   International
                   Global Discovery

     Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio generally have no effect on another portfolio's investment performance.

     Scudder Kemper Investments. Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Funds' Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

     The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios.

     There is no assurance that any portfolio will achieve its objective. The Scudder Variable Life Investment Fund prospectus contains more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective. A copy of the Fund's prospectus is attached to this Prospectus. You should carefully read the Fund's prospectus before investing in a Contract.

Addition, Deletion, or Substitution of Investments

     From time to time, we may make certain changes in the Variable Account and its investments. We may substitute shares of any portfolio for shares of another portfolio of the Fund or another registered open-end management investment company. We may do so if the shares of the portfolio are no longer available for investment or if we decide that investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will not substitute or eliminate the shares of a portfolio in which your Contract is invested without prior approval of the SEC and we will notify you of our intent. This will be done to the extent required by the 1940 Act.

     We may add or delete subaccounts in our discretion when we decide that marketing, tax, investment, or other conditions warrant such additions or deletions. Each additional subaccount will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. If we eliminate a subaccount, then we will notify you and request that you reallocate the amounts you have invested in the eliminated subaccount. If you do not provide us with your desired reallocations, then we will reinvest the amounts in the eliminated subaccount into the subaccount that invests in the Money Market Portfolio.

     In the event of any such substitution, change, or elimination, we may, by appropriate endorsement, change the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, then the Variable Account may be: (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) de-registered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent applicable law permits, we may transfer the assets of the Variable Account associated with the Contracts to another separate account.

The Contract

     The description of the Contract contained in this prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.

Contract Application and Issuing the Contract

     The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment, and individuals purchasing individual retirement annuities that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.

     If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

     Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 in the case of some Qualified Contracts). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. If the Contract qualifies as an IRA under Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.

     After underwriting is completed and the Contract is delivered to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.

Examination Period

     You may cancel the Contract for a refund within 10 to 30 days after you receive the Contract. Depending on the laws of the state of issue and your age, we will refund the initial payment in one of the following methods. See your Contract and the "State Exceptions" section of this prospectus for details.

     Return of Premium Plus or Minus Investment Experience. In most states, if you return the Contract, we will refund the initial payment, plus or minus gains or losses from investing the payment in the subaccounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that we receive the Contract. If you allocate all or part of the payment to the subaccounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected subaccounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment.

     Return of Premium. If your state requires us to refund your premium to you, then we will refund the greater of: (1) the initial payment, or (2) the account value plus any amount deducted for taxes or charges from the initial payment. We will calculate your refund as of the date we receive the Contract. During the Examination Period, the portion of the initial payment you allocated to the Variable Account will be invested in the Money Market subaccount. Once the Examination Period expires, we will reallocate the account value to the subaccounts you select.

Payments

     You should make all checks or drafts payable as directed on the application. You can also make payments by requesting on your application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a payment.

     Initial Payment. The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 in the case of some Qualified Contracts). The initial payment is the only payment we require you to make under the Contract. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

     If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 in the case of some Qualified Contracts). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

     If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

     Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

     Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our home office.

     Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the subaccounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 242-4402 for more information.

     Limitations on Payments. We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $500,000.

     For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

Allocating Payments

     You may allocate payments to one or more of the subaccounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our home office.

     You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each subaccount you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment. The following example illustrates how we make this recomputation:

Example
                              Indicated                             Actual
                              Allocation                            Allocation
                              ----------    ------------            ----------
         Subaccount#1             25%       25% / 105% =               24%
         Subaccount#2             40%       40% / 105% =               38%
         Subaccount#3             40%       40% / 105% =               38%
                                -----                   ------         ---
                    Total       105%                                  100%

We will allocate all payments at the time we credit such payments to your Contract.

     We will allocate any additional payments you make to the subaccounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

     Before the Maturity Date, you may transfer  amounts among the  subaccounts,
between  the  subaccounts  and  the  general  account,   and  between  different
Declaration Periods in the general account.

     You may transfer amounts from the general account to any of the subaccounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a subaccount to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $500,000.

     We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $10 from each subaccount from which you transfer funds.

     You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

     We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

     Asset Rebalancing Option. You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the subaccounts. With Asset Rebalancing, we automatically reallocate the account value in the subaccounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

     To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our home office. You must designate the subaccounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the subaccounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.

     Selecting Asset Rebalancing will result in the transfer of funds to one or more of the subaccounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. The amounts transferred will receive the Unit Values for the subaccounts at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.

     You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our home office. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

     Dollar Cost Averaging. Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin dollar cost averaging by authorizing us to make periodic transfers from any one subaccount to one or more other subaccounts. Amounts transferred will purchase units in those subaccounts at that subaccount's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a subaccount will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a subaccount will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our home office a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the subaccount from which to take the transfers, the subaccounts to receive the funds, and the allocation percentages.

     You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

     After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the subaccount from which to make transfers to your chosen subaccounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary, (whichever corresponds to your selected frequency), of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the subaccount from which transfers are made is insufficient to support the requested transfer amount.

     You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our home office if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected subaccount is depleted, or you canceled the Dollar Cost Averaging option.

     We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.

Account Value

     On the Effective Date, your account value equals your initial payment minus any amounts we deducted for premium taxes. On any other day, your account value equals:

         your account value from the previous Valuation Date

                   increased by:

                 1. any additional net payments we receive,
                 2. any increase in the account value due to positive
                    investment results of the subaccounts you selected, and
                 3. any interest earned on your account value held in the
                    general account;





                   and reduced by:

                 4. any decrease in the account value due to negative
                    investment results of the subaccounts you selected,
                 5. a daily charge to cover our assumed mortality and expense risks and the cost of administering the Contract, and
                 6. any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future, we will deduct those amounts from your account value.

     A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

     You should expect your account value to change between the Valuation Periods to reflect the investment experience of the subaccounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

     Unit Value. Each subaccount has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a subaccount, we base the number of units you purchase on the Unit Value of the subaccount at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a subaccount.

     For each subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such subaccount invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience Factor. The Investment Experience Factor measures a subaccount's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the subaccounts. A subaccount's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

          (a) is (i) the value of the net assets held in the subaccount at the end of the Valuation Period; plus

          (ii) the investment income and capital gains (realized or unrealized) credited to the net assets of that subaccount during the Valuation Period for which we determine the Investment Experience Factor; minus

          (iii) the capital losses (realized or unrealized) charged against those assets during the Valuation Period; minus

          (iv) any amount charged against the subaccount for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that subaccount; and

          (b) is the value of the net assets of that subaccount at the end of the preceding Valuation Period; and

          (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.


Contract Ownership

     You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.

     A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax.

     You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security.

     If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

     For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

     If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

State Exceptions

     Contracts may vary according to the requirements of state insurance departments. At the time of this prospectus' printing, the following state variations were in effect:

Massachusetts and Montana Residents:

     Massachusetts and Montana prohibit the use of actuarial tables that distinguish between men and women in determining annuity benefits for annuity contracts issued on the lives of residents. Therefore, Contracts offered on the lives of Montana and Massachusetts residents will have annuity income options which are based on actuarial tables that do not differentiate on the basis of sex.

Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah:

     An Owner of a Contract issued in Iowa, Missouri, North Carolina, Oklahoma, South Carolina and Utah who cancels the Contract within the Examination Period will receive the greater of:

          a full refund of the initial payment, or the account value plus any amount deducted for taxes or charges from the initial payment.



Washington:

     An Owner of a Contract issued in Washington who cancels the Contract within the Examination Period will receive a refund of the initial payment.

Access to Your Money

Full and Partial Surrenders

     At any time before the Maturity Date, you may fully or partial surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.

     We do not deduct surrender charges from full or partial surrenders of the Contract.

     The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender.

     Your partial surrender request must specify the amount you want withdrawn from each of the subaccounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     You must provide us with specific instructions about how we should withdraw value from the subaccounts and/or the general account.

     To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

     If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed.

     Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending us a completed Systematic Withdrawal form at our home office that includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates.

     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

     Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the subaccounts and/or the general account, according to your specifications.

     You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our home office. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 59 1/2.

Annuity Payments

     If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date.

     The amount of the periodic annuity payments you receive depends upon:

     (i) the account value you have accumulated on the Maturity Date,

     (ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

     (iii) the annuity income option you selected.


     On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change.

     After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

     We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in your Contract on the table for your selected annuity income option. The appropriate factor is based on a guaranteed minimum annual interest rate of 3.5%. We determine this factor at the time of maturity, subject to current market conditions.

Annuity Income Options

     At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

     If the account value is less than $2,500 or if it is insufficient to produce monthly payments of at least $100, then no annuity income options will be available unless we consent or as otherwise required by state law. In such cases, we will pay the account value in a lump sum.

     We may offer other annuity income option on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

         We currently offer the following annuity income options:

Option 1. Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

     (i) the annuitant's life; or

     (ii) until the sum of the monthly annuity payments equals the account value on the Maturity Date.

If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.


Option 2. Joint and Survivor Life Annuity with Installment Refund - We will make monthly annuity payments to you for the longer of:

     (i) either the annuitant's or the joint annuitant's life; or

     (ii) until the sum of the monthly annuity payments made under the Contract equals the account value on the Maturity Date.

If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

Option 3. Installments for Life - We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

     For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

     The Maturity Date is the date on which annuity payments begin. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

     The Maturity Date must be a Contract Anniversary that is not later than:

          (i) the Contract Anniversary nearest the annuitant's 80th birthday; or

          (ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

     For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special Federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

     For a Qualified Contract that is an IRA under Section 408(b) of the Code, other than a Roth IRA, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2.

Death Benefit

     If the annuitant dies before the Maturity Date, then we will pay you a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.

     If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of:

          (i) the account value; or

          (ii) the sum of the payments you made, minus the sum of any partial surrenders.

     If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

     If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.

     While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our home office. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner

     For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply.

     In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the joint owner or the beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in, Arizona Governing Committee v. Norris, that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

Charges and Deductions

     We do not deduct commissions or sales charges from your payments when you invest in the Contract. Nor do we not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.

     We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

     If there are profits from the fees and charges that we deduct under the Contract, including but not limited to mortality and expense risk charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

     We deduct a daily charge from your Contract's value in the subaccounts for certain mortality and expense risks in connection with the Contracts. We currently charge a daily rate of .000010997 of the value you have in each subaccount. That charge corresponds to an annual rate of .40%. We reserve the right to increase the Mortality and Expense Risk Charge to .70%. That charge corresponds to a daily rate of .000019245, the maximum set forth in the Contract.

     The mortality and expense risk charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

     Changes in actual mortality experience or actual expense do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.

     The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.




Contract Administration Charge

     The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

     We deduct a daily charge from your Contract's value in the subaccounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We charge a daily rate of .000008248 of the value of net assets you have in each subaccount. This charge corresponds to an annual rate of
 .30%. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each subaccount reflects this charge.

Records Maintenance Charge

     Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each subaccount and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

     Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, we will deduct the amount of tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5%. We will deduct any premium taxes levied by political subdivisions from payments. Such taxes are generally at rates of less than 1%.

     If the premium tax exceeds 3.5% of the payment, we will accept the payment only if you provide written authorization allowing us to deduct the applicable premium tax from the account value.

Other Taxes

     We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

     We do not charge for transfers among subaccounts. However, the Contract permits us to deduct $10 from each subaccount for each transfer you make in excess of two in a Contract Year.

     We do not consider the followings to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any subaccounts at the end of a Declaration Period.

     We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges

     The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.__% to 1.__% annually, depending on the portfolio. For more information, see the Fund's prospectus.



Certain Federal Income Tax Consequences

     The discussion set forth below is included for general purposes only. Before making any payment you should consult your own tax adviser with any questions regarding your own situation and as to the consequences of investment in a contract under Federal and applicable state, local, and foreign tax laws.

     The following is provided as general information. It is based on our understanding of current Federal income tax laws and no representation is made as to the likelihood that such laws, or their interpretation by the Internal Revenue Service (IRS) will continue. The following is not intended as tax advice to any individual or Qualified Plan.

     The  Statement  of  Additional   Information   (SAI)  contains   additional
information regarding the possible tax consequences of exchanges or surrenders.

Tax Status of the Contract

     If you invest in a variable annuity as part of a pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Nonqualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Taxation of Nonqualified Contracts

     Diversification Requirements. The Code requires that the investments of each investment division of the separate account underlying the contracts be "adequately diversified" in order for the contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that the Variable Account, through the Fund and its portfolios, will satisfy these diversification requirements.

     Owner Control. In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contract does not give an Owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent an Owner from being treated as the owner of the separate account assets supporting the Contract.

     Required Distributions. In order to be treated as an annuity contract for Federal income tax purposes, section 72(s) of the Internal Revenue Code requires any Nonqualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of a holder of the Contract. The Nonqualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements, when such requirements are clarified by regulation or otherwise.

     Non-Natural Person. If a non-natural person (e.g., a corporation or a trust) owns a Nonqualified Contract, the taxpayer generally must include, in income, any increase in the excess of the accumulation value over the investment in the Contract (generally, the premiums or other consideration paid for the contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

     The following discussion generally applies to Contracts owned by natural persons.

     Withdrawals. When a withdrawal from a Nonqualified Contract occurs, the amount received will be treated as ordinary income, subject to tax up to an amount equal to the excess (if any) of the accumulation value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Nonqualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

     Penalty Tax on Certain Withdrawals. In the case of a distribution from a Nonqualified Contract, there may be imposed a Federal tax penalty equal to ten percent of the amount treated as income. In general, however, there is no penalty on distributions:

          made on or after the taxpayer reaches age 59 1/2;
          made on or after the death of an Owner;
          attributable to the taxpayer's becoming disabled; or made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer.

     Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You should consult a tax adviser with regard to exceptions from the penalty tax.

     Annuity Payments. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments.

     Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a contract, the designation of an annuitant, the selection of certain maturity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment or exchange, should consult a tax advisor as to the tax consequences.

     Withholding. Annuity distributions are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     Multiple Contracts. All annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner's income when a taxable distribution occurs.

Taxation of Qualified Contracts

     Your rights under a qualified contract may be subject to the terms of the retirement plan itself, regardless of the terms of the qualified contract.
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the contract comply with the law.

     Individual Retirement Accounts (IRAs), as defined in Sections 219 and 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of $2,000 or 100% of their adjusted gross income. The contributions may be deductible in whole or in part, depending on the individual's income. Distributions from certain pension plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless certain exceptions apply.

     Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the contract.

     Other Tax Issues. Qualified Contracts have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

     Distributions from Qualified Contracts generally are subject to withholding for the Owner's Federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have taxes withheld from distributions.

     "Eligible rollover distributions" from section 401(a) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is the taxable portion of any distribution from such a plan, except certain distributions such as distributions required by the Code or distributions in a specified annuity form. The 20% withholding does not apply, however, if the Owner chooses a "direct rollover" from the plan to another tax-qualified plan or IRA.

Our Income Taxes

     At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the investment divisions of the separate account or to the contracts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the investment divisions of the separate account or the contracts.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes

     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

General Provisions

The Contract

     The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the Owner. Only the President, a Vice President, the Secretary, or an Assistant Secretary of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.




Delay of Payment and Transfers

     We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

          the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

          an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

          the SEC permits a delay for the protection of Owners.

     We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. Pursuant to state insurance law requirements, we reserve the right to defer payments to be made from the general account for up to six months.

     We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the mortality and expense risk charge, the contract administration charge, any records maintenance charge, or transfer charges.

Misstatement of Age or Sex

     If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated.

Nonparticipating Contract

     The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

         Please send any written notice or request to:

                  Charter National Life Insurance Company
                  8301 Maryland Avenue
                  St. Louis, Missouri  63105.

     Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 242-4402.

Records and Reports

     At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Year 2000 Disclosure

     Like all financial services providers, Charter, Allstate and Allstate's affiliates utilize systems that may be affected by Year 2000 transition issues. These parties rely on service providers including banks, custodians, administrators and investment managers that also may be affected. Charter, Allstate and Allstate's affiliates have developed and are in the process of implementing a Year 2000 transition plan, and are confirming that its service providers are also engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Charter, Allstate and its affiliates. However, as of the date of this prospectus, we do not anticipate that contract owners will experience negative effects on their investment, or on the services we provide as a result of Year 2000 transition implementation. Charter, Allstate and its affiliates currently anticipate that their systems will be Year 2000 compliant on or about December 1998, but there can be no assurance that Charter, Allstate or its affiliates will be successful, or that interaction with other service providers will not impair Charter, Allstate or its affiliates services at that time. [To be updated.]

Services Agreement

     On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate under which Allstate, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition Allstate is responsible for payment of all expenses in connection with the Contract and Separate Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

     At this time you should continue to use the addresses and phone numbers set forth in this prospectus.

Distribution of the Contract

     The principal underwriter of the Contracts is CNL. CNL is wholly-owned by Allstate. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the " 1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105. For its services as principal underwriter, we pay CNL, on a monthly basis, .50% of new and additional payments for the Contracts. We have also entered into a general expense reimbursement agreement with CNL for expenses incurred by CNL in connection with distribution expenses relating to the offering of the Contracts and other variable annuity and variable life insurance contracts that we issue. We paid commissions to CNL for the sale of the Contracts totaling $__________ In 1998, $238,447.78 in 1997, and $230,970.90 in 1996.

     CNL has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contracts. Scudder is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contracts are registered representatives of Scudder and our licensed agents. The principal address of Scudder is Two International Place, Boston, Massachusetts 02110-4103.

     CNL is doing  business under the following  names in the states  indicated:
CNL Insurance Marketing, Inc. in California, Florida, Minnesota, Montana, New Hampshire, and New Jersey; CNL Insurance & Financial Services, Inc. in Illinois, Kentucky, Maine, Maryland, Nevada, Rhode Island, and Utah; and CNL, Inc. of Missouri in Vermont.

     The Contracts will be offered to the public on a continuous basis. Both CNL and Scudder reserve the right to discontinue the offering at any time.

The General Account

     Payments you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Charter and Allstate, the assets of the general account attributable to the Contracts were transferred to Allstate. This agreement makes it Allstate's responsibility to invest the assets of the general account, subject to applicable law. Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time called a Declaration Period. A Declaration Period will not be less than one year or more than 10 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

     We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $500,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

     You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration
Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Subaccount.

Voting Rights

     We will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions we received from persons having voting interests in the subaccounts. If we determine that the law permits us to vote the Fund's shares in our own right, then we may elect to do so.

     We will separately calculate the number of votes that you have the right to instruct for each subaccount. We will determine the number of votes for each subaccount, that you have the right to instruct, by dividing your Contract's value in a subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by the Fund.

     We will vote the Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

     Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the your voting instructions. We do not see any disadvantages to this dilution.

     Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Legal Proceedings

     The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or us.

Additional Information

     A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This prospectus does not contain all of the information set forth in the full registration statement. For instance, this prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

Table of Contents for Statement of Additional Information

State Regulation of Charter
Certain Federal Income Tax  Consequences of Certain
   Exchanges and Surrenders
Safekeeping of the Variable Accounts Assets
Purchase and Services Agreement
Calculation of Yields And Total Returns
         Money Market Subaccount Yields
         Other Subaccount Yields
         Total Returns
         Effect of the Records Maintenance Charge on Performance Data Other Performance Data
         Cumulative Total Returns
         Comparison of Performance and  Expense Information
Legal Matters
Independent Accountants
Financial Statements

Condensed Financial Information

     The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

     The following table sets forth information regarding the subaccounts for a Contract for the period from the commencement of business operations through December 31, 1998.

                            Money Market Subaccount

         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
         -----------------------            ----------------------
1998
1997              18.890                             2,521,329
1996              18.074                             2,615,942
1995              17.316                             2,260,561
1994              16.507                             3,197,824
1993              16.030                             1,491,258
1992              15.740                             1,380,156
1991              15.341                               972,042
1990              14.606                               989,667
1989              13.683                               344,621


                                Bond Subaccount
         Accumulation Unit Value            Number of  Accumulation
         at End of Year                     Units at End of Year
         -----------------------            -----------------------
1998
1997              24.894                             951,724
1996              22.979                             764,803
1995              22.508                             896,538
1994              19.181                             690,782
1993              20.287                             755,914
1992              18.179                             631,581
1991              17.109                             406,545
1990              14.653                             210,921
1989              13.697                             182,698


                           Capital Growth Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
         -----------------------            ----------------------
1998
1997              45.649                             2,923,166
1996              33.863                             2,729,711
1995              28.388                             2,884,663
1994              22.222                             2,683,112
1993              24.773                             2,351,022
1992              20.638                             1,798,119
1991              19.514                               933,120
1990              14.096                               400,044
1989              15.389                               227,343


                           Balanced Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
         -----------------------            ----------------------
1998
1997              34.936                             1,527,371
1996              28.326                             1,490,127
1995              25.496                             1,603,656
1994              20.270                             1,426,280
1993              20.840                             1,477,645
1992              19.531                             1,243,891
1991              18.389                               779,317
1990              14.592                               492,406
1989              15.029                               399,068

                           International Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
         -----------------------            ----------------------
1998
1997              33.560                             2,251,880
1996              30.987                             2,593,037
1995              27.188                             2,869,930
1994              24.641                             3,543,387
1993              25.027                             2,767,700
1992              18.287                               785,559
1991              19.003                               446,099
1990              17.174                               370,916
1989              18.830                               107,751


                           Growth and Income Subaccount
         Accumulation Unit Value            Number of Accumulation
         At End of Year                     Units at End of Year
         -----------------------            ----------------------
1998
1997              26.835                             4,225,162
1996              20.713                             3,491,709
1995              17.075                             2,659,025
1994*             13.053                             1,311,518


                           Global Discovery Subaccount
         Accumulation Unit Value            Number of Accumulation
         at End of Year                     Units at End of Year
         -----------------------            ----------------------

1998
1997              14.648                               986,445
1996*             13.126                             1,025,244

* The Growth and Income Subaccount commenced operations on May 1, 1994. The Global Discovery Subaccount commenced operations on May 1, 1996. The Unit Value at commencement was 12.500.

                       Statement of Additional Information

                                     For the

                              Scudder Horizon Plan

                  a Flexible Premium Variable Deferred Annuity

                                 Issued Through

                    Charter National Variable Annuity Account

                                   Offered by

                     Charter National Life Insurance Company
                           (A Missouri Stock Company)
                              8301 Maryland Avenue
                             St Louis Missouri 63105

                                   -----------

     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Scudder Horizon Plan, a flexible premium variable deferred annuity (the "Contract") offered by Charter National Life Insurance Company.

You may obtain a copy of the Prospectus dated May 1, 1999, by calling (800) 225-2470 or writing to:
                            Scudder Investment Services, Inc.
                                 Two International Place
                            Boston, Massachusetts 02110-4103

     Terms used in the current Prospectus for the Contract are incorporated in this Statement.



     This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Contract.

                                Dated May 1, 1999

                                    Table of Contents



State Regulation of Charter.................................................1

Certain Federal Income Tax Consequences
of Certain Exchanges and Surrenders.........................................1

Safekeeping of the Variable Account's Assets................................2

Purchase and Services Agreements............................................2

Calculation of Yields and Total Returns.....................................2
         Money Market Subaccount Yields.....................................3
         Other Subaccount Yields............................................4
         Total Returns......................................................5
         Effect of the Records Maintenance Charge on
         Performance Data...................................................6

Other Performance Data .....................................................7
         Cumulative Total Returns...........................................7
         Comparison of Performance and Expense
         Information........................................................8

Legal Matters...............................................................8

Independent Accountants ....................................................8

Financial Statements........................................................8

     In order to supplement the description in the Prospectus, this document provides additional information about Charter and the Contract that may be of interest to you.

                           State Regulation of Charter

     We are a stock life insurance company organized under the laws of Missouri, and is subject to regulation by the Missouri State Department of Insurance. Quarterly statements are filed with the Missouri Director of Insurance covering the operations and reporting on the financial condition of Charter. Periodically, the Missouri Director of Insurance examines the financial condition of Charter, which examination includes the liabilities and reserves of the Variable Account and other separate accounts of which Charter is the depositor.

     In addition, we are subject to the insurance laws and regulations of all the states in which it is licensed to operate. The availability of the Contract and certain contract rights and provisions depends on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

                   Certain Federal Income Tax Consequences of
                        Certain Exchanges and Surrenders

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for a Contract should qualify as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events,  certain exchanges qualifying under
Section 1035 of the Code may also result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code, however, prospective purchasers are urged to consult their own tax advisers.

                  Safekeeping of the Variable Account's Assets

     We hold the assets of the Variable Account. The assets are kept segregated and held separate and apart from the general funds of Charter. We maintain records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Charter.

                        Purchase and Services Agreements

     On September 2, 1998 Charter and Leucadia entered into a coinsurance agreement ("the Agreement") with Allstate Life Insurance Company ("Allstate") reinsuring all of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contract. On the same date, Charter and Allstate entered into an administrative services agreement ("Services Agreement") under which Allstate, or its designee, has agreed to provide the administrative services in connection with the Contract and the Variable Account on behalf of Charter. Included among such services are premium payment processing, all transfer, withdrawal or surrender requests, prepare all records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contract. As compensation for its services, Allstate retains the charges deducted from Separate Account or Contract Values. Allstate is responsible for payment of all expenses in connection with the Contract and the Separate Account. Allstate's principal address is 3100 Sanders Rd., Northbrook, Illinois 60062.

     On December 21, 1998, Allstate announced that it has entered into an agreement with Leucadia National Corporation, Charter's parent company, to purchase Charter. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

     CNL, Inc. ("CNL") is the principal underwriter of the Contract. On September 2, 1998, Leucadia, then the sole owner of all of CNL's stock, sold all of its CNL stock to Allstate. Allstate is now sole owner of CNL.

                     Calculation of Yields and Total Returns

     From time to time, we may disclose yields, total returns and other performance data pertaining to the Contracts for the Subaccounts in accordance with the standards deemed by the Securities and Exchange Commission. Because of the charges and deductions imposed under a Contract the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, Charter will deduct the amount of tax due from each payment at rates ranging from a minimum of .5% to a maximum of 3.5%. Any premium taxes levied by political subdivisions will likewise be deducted from payments; such taxes are generally at rates of less than 1%.

     The performance data for periods prior to the date the Subaccounts commenced operations is based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with a level of charges equal to those currently assessed against the Subaccounts. Portfolios and Subaccounts commenced operations as indicated:

      Subaccount/Portfolio          Subaccount                Portfolio
      --------------------          ----------                ---------

      Money Market                  October, 1988             July, 1985
      Bond                          October, 1988             July, 1985
      Balanced                      October, 1988             July, 1985
      Capital Growth                October, 1988             July, 1985
      International                 October, 1988             May, 1987
      Growth and Income             May, 1994                 May, 1994
      Global Discovery              May, 1996                 May, 1996

Money Market Subaccount Yields

     Based on the method of calculation described below, the Current Yield and Effective Yield on amounts held in the Money Market Subaccount for the seven-day period ending December 31, 1998, were as follows:

                              Current Yield   =         %

                              Effective Yield =         %

     The Current Yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of 1 unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Administration Charge and the Mortality and Expense Risk Charge. Current Yield is calculated according to the following formula:

              Current Yield = ((NCS - ES) / UV) x (365 / 7)

We may also disclose the Effective Yield of the Money Market Variable Account for the same seven-day period, determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

              Effective Yield = (1 + ((NCS - ES)/UV))(365 / 7) -1



Where, for both formulas:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Subaccount unit under a Contract.

ES = Per unit expenses of the Subaccount for the Contracts for the seven-day period.

UV   = The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and the operating expenses.

Other Subaccount Yields

     Based on the method of calculation described below, for the thirty-day period ending December 31, 1998, the Yield for the Bond Subaccount was as follows:

                                    Yield = %

The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period, and by (iv) multiplying that result by 2. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:

     30-Day Yield = 2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI     =    Net income of the portfolio  for the 30-day period  attributable to the Subaccount's units.
ES     =    Expenses of the Subaccount for the Contracts for the 30-day period.
U      =    The average daily number of units outstanding attributable to the
            Contracts.
UV     =    The unit value for a Contract at the close (highest) of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Subaccount's actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Total Returns

     We may disclose Standard Average Annualized Total Returns ("Total Returns") for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Average
Annual Total Returns for the Subaccounts for the periods ending December 31, 1998, were as follows:



                          Inception of      Inception of         One Year           Five Year         Ten Year
                         Subaccount to      Portfolio to       Period Ending      Period Ending     Period Ending
Portfolio                   12/31/98          12/31/98           12/31/98           12/31/98          12/31/98
----------------------- ----------------- ------------------ ----------------- ----------------- ------------------

Money Market*

Bond

Balanced

Capital Growth

International

Growth and Income**                                                                    N/A                N/A

Global Discovery***                                                                    N/A                N/A


* The Yield quotations for the Money Market Subaccount quoted above more closely
reflect  the  current   earnings  of  this  subaccount  than  the  total  return
quotations.

** Five- and Ten-Year Average Annual Total Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

*** Five- and Ten-Year Average Annual Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.

     Total Returns for a Contract represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     We will calculate Total Returns using Subaccount Unit Values which Charter calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge and (for periods prior to January 25,
1991) the Records Maintenance Charge. The Records Maintenance Charge of $35 per year per Contract was deducted at the beginning of each Contract Year. The Total Return is calculated according to the following formula:

              TR  =        (ERV / P )(to the power of 1/N) - 1

Where:

TR   = The average  annual  total  return net of  Subaccount  recurring charges for the Contracts.
ERV  = The ending  redeemable value of the hypothetical  account at the end of the period.
P    = A  hypothetical  single  payment of  $1,000.  N = The number of years in the period.

Effect of the Records Maintenance Charge on Performance Data

     The Contract provides for a $40 Records Maintenance Charge to be deducted annually at the beginning of each Contract Year. As a matter of current practice, we are not deducting a Records Maintenance Charge. On performance information prior to January 25, 1991, $35 was deducted annually at the beginning of each Contract Year proportionately from each Subaccount based on the value of the amounts in each Subaccount. For purposes of reflecting the Records Maintenance Charge in yield and total return quotations, we converted the $35 annual charge into a per dollar per day charge based on the average
Account Value of all Contracts on the last day of the period for which quotations were provided and assumed that the charge would be applied to all Contracts. The per dollar per day average charge was then adjusted to reflect the basis upon which the particular quotation was calculated.

     The assumed average Records Maintenance Charge did not, except in rare instances, reflect its actual effect on a particular Contract.

                             Other Performance Data

Cumulative Total Returns

     Based on the method of calculation described below, the Cumulative Total Returns for the Subaccounts for the periods ending December 31, 1998, were as follows:


                          Inception of      Inception of       One Year            Five Year          Ten Year
                         Subaccount to      Portfolio to     Period Ending       Period Ending      Period Ending
Subaccount                  12/31/98          12/31/98         12/31/98            12/31/98           12/31/98
----------------------- ----------------- ------------------ ----------------- ----------------- ------------------

Money Market*

Bond

Balanced

Capital Growth

International

Growth and Income**                                                                  N/A                N/A

Global Discovery***                                                                  N/A                N/A


* Five- and Ten-Year Returns are not available for the Growth and Income Subaccount as it began operations on May 1, 1994.

** Five- and Ten-Year Cumulative Total Returns are not available for the Global Discovery Subaccount as it began operations on May 1, 1996.

     We may disclose Cumulative Total Returns in conjunction with the standard format described above. The Cumulative Total Returns will be calculated using the following formula:

              CTR = (ERV / P) - 1

Where:

CTR  = The Cumulative Total Return net of Subaccount  recurring charges for the period.
ERV  = The ending  redeemable value of the  hypothetical  investment at the end of the period.
P    = A hypothetical single payment of $1,000.

     We may also disclose yield and total returns for the Fund's Portfolios, including such disclosure for periods prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Subaccounts will be calculated based on the performance of the Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds Portfolios, with the level of Contract charges that were in effect at the inception of the Subaccounts.

     All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

Comparison of Performance and Expense Information

     Expenses and performance information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S.") which monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. From time to time, Charter may also compare using other indices that measure performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices may assume reinvestment of dividends that generally do not reflect deductions for administrative and management cost and expenses.

                                  Legal Matters

     Sutherland Asbill & Brennan LLP, of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of Missouri law pertaining to the Contracts, including the validity of the Contract and Charter's authority to issue the Contract under Missouri Insurance Law, have been passed upon by John R. Petrowski, General Counsel of Charter National Life Insurance Company.

                             Independent Accountants

     The consolidated financial statements of Charter National Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and the financial statements of the Charter National Variable Annuity Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 included in this Registration Statement have been included herein in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing.

                              Financial Statements

     The financial statements of Charter, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Charter to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                                         PART C
                                    OTHER INFORMATION

Item 24.       Financial Statements and Exhibits
        (a)    Financial Statements
               All required financial statements are included in Part B of this Registration Statement.
        (b)    Exhibits
        (1)    --  Resolutions  of  the  Board  of  Directors  of  Charter
                   National Life Insurance Company authorizing establishment of the Variable Annuity Account.1/
        (2)    --  Not Applicable.
        (3)   (a) -- Form of  Principal  Underwriting  Agreement  between
                     Charter National Life Insurance Company on its own behalf and on behalf of Charter National Variable Annuity Account, and CNL, Inc. 1/
              (b) --  Form of Expense Reimbursement Agreement between Charter
                      National Life Insurance Company and CNL, Inc. 1/
              (c) --  Marketing  and  Solicitation   Agreement  dated  as  of
                      September 30, 1988 among Scudder Investor Services, Inc., Charter National Life Insurance Company, Charter National Variable Annuity Account, and CNL, Inc. 1/
              (d) --  Principal Underwriting Agreement - Schedule A. 1/
        (4)   (a) --  Form of Contract for the Flexible Premium Variable
                      Deferred Annuity. 1/
              (b) --  State Variations in Contract Form. 1/
              (c) --  General Account Endorsement. 1/
              (d) --  Individual Retirement Provision ontract Rider. 1/
              (e) --  Change in Ownership and Annuitant Contract Rider. 1/
              (f) --  Charges Endorsement. 1/
        (5)   (a) --  Form of Application for the Flexible Premium Variable
                      Deferred Annuity. 1/
              (b) --  State Variations of Application Form. 1/
        (6)   (a) --  Articles of Incorporation of Charter National Life
                      Insurance Company. 1/
              (b) --  By-Laws of Charter National Life Insurance Company. 1/
                                                                        --
        (7)       --  Not Applicable.
        (8)   (a) --  Participation Agreement dated September 3, 1993 between
                      Scudder Variable Life Investment Fund and Charter
                      National Life Insurance Company. 1/
              (b) -- Reimbursement Agreement dated June 9, 1986 between Scudder, Stevens & Clark Inc. and Charter National Life Insurance Company. 1/
              (c) --  Participating Contract and Policy Agreement and
                      Amendments thereto dated June 4, 1986 between Scudder Investor Services, Inc. and CNL, Inc. 1/
              (d) -- Amendment to Participating Contract and Policy Agreement dated February 20, 1996. 1/
              (e) -- Purchase Agreement dated February 11, 1998 between Charter National Life Insurance Company, Leucadia National Corporation and Allstate Life Insurance Company. 2/
              (f) -- Form of Coinsurance Agreement between Charter National Life Insurance Company and Allstate Life Insurance Company. 2/
              (g) -- Form of Administrative Services Agreement between Charter National Life Insurance Company and Allstate Life Insurance Company. 2/
        (9)   (a) --  Opinion and Consent of Counsel. 4/
              (b) --  Written Consent of Sutherland Asbill & Brennan LLP. 4/
              (c) -- Written Consent of John R. Petrowski, General Counsel of Charter National Life Insurance Company. 4/
        (10)      --  Written Consent of Independent Accountants. 4/
        (11)      --  Not Applicable.
        (12)      --  Not Applicable.
        (13)      --  Schedule for Computation of Performance Data. 1/
        (14)      --  Not Applicable.
        (15)      --  Powers of Attorney.  3/

1/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 24, 1997 (File No. 33-22925).
2/ Incorporated herein by reference to Registrant's Post-Effective Amendment No. 17 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 24, 1998 (File No. 33-22925).
3/      Filed herewith.
4/      To be filed by subsequent amendment.

Item 25.     Directors and Officers of the Depositor


Name and Principal              Positions and Offices
Business Address                With Depositor
--------------------------      ------------------------------------------

Richard G. Petitt*              Chairman of the Board, President,
                                Director, Chief Executive Officer and
                                Chief Operating Officer

John R. Petrowski**             Vice President, General Counsel,
                                Corporate Secretary and Director

Rocco Nittoli**                 Vice President, Treasurer, Controller
                                and Director

Timothy C. Sentner ***          Senior Vice President

Mark Hornstein ***              Vice President and Director

James E. Jordan                 Director
9 West 57th St.
Suite 4000
New York, NY 10019

Laura Ulbrandt ***              Assistant Secretary

Ian M. Cumming                  Director
Leucadia National Corporation
529 East South Temple
Salt Lake City, UT  84102

Barbara Lowenthal ***           Vice President

Jesse Clyde Nichols III         Director
Nichols Industries, Inc.
5001 E. 59th Street
Kansas City, MO  64130

Joseph S. Steinberg ***         Director

Joseph A. Orlando ***           Vice President and Director



*The principal business address is 3535 S.E. Doubleton Drive, Stuart, FL 34997. **The principal business address is 335 Adams Street, Brooklyn, NY 11201. ***The principal business address is Leucadia National Corporation, 315 Park Avenue South, New York, NY 10010.


Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

Charter is the depositor of Charter National Variable Account, a separate account formed in connection with the sale of variable life insurance policies by Charter. Charter also is the depositor of the Charter National Variable Annuity Account formed in connection with the sale of variable annuity contracts by Charter.

As described in the Prospectus, Charter is engaged in the insurance business. Intramerica Life Insurance Company, a Charter subsidiary, offers the Contract to residents of New York. Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. On December 21, 1998 Allstate Life Insurance Company ("Allstate") announced that it entered into an agreement National Corporation to purchase Charter National Life Insurance Company. The transaction is subject to regulatory approvals and is expected to close by July 1, 1999.

CNL, Inc. ("CNL") is the principal underwriter of the Contracts. On September 2, 1998, Leucadia, then sole owner of all of the stock of CNL, sold all of its CNL stock to Allstate.

Set forth below is certain information concerning each of the active persons under common control with Charter (other than CNL), including state of organization, percentage of voting securities owned or other basis of control and principal business.


                                                           Percent of
                                    Jurisdiction           Voting
                                    of                     Securities       Principal
Name                                Incorporation          Owned*           Business
-----                               -------------          ----------       ---------

Centurion Ins. Co.                  New York               100%             Insurance
WMAC Investment Corp.               Wisconsin              100%             Holding
Company
Bellpet, Inc.                       Delaware               100%             Holding
Company
Baldwin-CIS L.L.C.                  Delaware               100%             Investments
Conwed Corporation                  Delaware               100%             Real Estate
Leucadia Film
  Corporation                       Utah                   100%             Film
Products
Neward Corporation                  Delaware               100%             Owner and
                                                                            Operator of
                                                                            Oil Wells

Rastin Investing Corp.              Delaware               100%             Investments
HSD Venture                         California             100%             Real Estate
American Investment
  Company                           Delaware               100%             Holding
Company
Leucadia Aviation, Inc.             Delaware               100%             Aviation
LNC Investments, Inc.               Delaware               100%             Investments
The Sperry and
  Hutchinson Co., Inc.              New Jersey             100%             Trading Stamps
Leucadia, Inc.                      New York               100%             Manufacturing & Investments
College Life
  Development Corp.                 Indiana                100%             Real Estate
Phlcorp, Inc.                       Pennsylvania           100%             Holding Company
Empire Insurance Co.                New York               100%             Insurance
American Investment
  Bank, N.A.                        United States          100%             Banking
Wedgewood Investments
  L.L.C.                            Delaware               100%             Investments
Leucadia Financial
  Corporation                       Utah                   100%             Real Estate



                                                          Percent of
                                    Jurisdiction          Voting
                                    of                    Securities       Principal
Name                                Incorporation         Owned*           Business
-----                               -------------         -----------      ---------

AIC Financial Corp.                 Delaware               100%             Real Estate
Leucadia Cellars Ltd.               Delaware               100%             Investments
American Investment
  Financial                         Utah                   100%             Thrift Loan
Allcity Insurance Co.               New York               89.8%            Insurance
Charter National Life
  Insurance Company                 Missouri               100%             Insurance
LUK-CP Administrative
  Services, Inc.                    Delaware               100%
Administrator
LUK-CPG, Inc.                       Delaware               100%             Holding
Company
LUK-CPH, Inc.                       Delaware               100%             Holding
Company
Intramerica Life
  Ins. Co.                          New York               100%             Insurance
Leucadia Properties, Inc.           Utah                   100%             Real Estate
Terracor II                         Utah                   100%             Real Estate
CPAX, Inc.                          Delaware               100%             Holding
Company
Rosemary Beach Land Co.             Florida                100%             Real Estate
Rosemary Beach Cottage
  Rental Co.                        Delaware               100%             Real Estate Rental
Professional Data
  Management, Inc.                  Indiana                100%             Real Estate
Leucadia Investors, Inc.            New York               100%             Investments
Silver Mountain
  Industries, Inc.                  Utah                   100%             Real Estate
Telluride Properties
  Acquisition, Inc.                 Utah                   100%             Real Estate
Baldwin Enterprises,
  Inc.                              Colorado               100%             Holding Company
Commercial Loan Insurance
  Company                           Wisconsin              100%             Insurance
NSAC, Inc.                          Colorado               100%             Real Estate
RERCO, Inc.                         Delaware               100%             Finance
330 MAD. PARENT CORP.               Delaware               100%             Investments
WMAC Credit Insurance
  Corp.                             Wisconsin               100%             Insurance
CDS Devco, Inc.                     California              80%              Investments
San Elijo Ranch, Inc.               California              68%              Real Estate
RRP, Inc.                           Colorado                100%             Real Estate
CDS Holding Corporation             Delaware                100%             Holding Company
International Bottlers
  L.L.C.                            Delaware                71%              Holding Company
Pepsi International
  Bottlers L.L.C.                   Delaware                71%              Holding Company
LUK-REN, Inc.                       New York                100%             Real Estate
Pine Ridge Associates,
  L.P.                              Texas                   75%              Winery
Leucadia Bottling L.L.C.            Utah                    100%             Holding Company
Leucadia Power Holdings,
  Inc.                              Utah                    100%             Holding Company



* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.

Item 27.  Number of Contract Owners

As of December 31, 1998 there were 10,060 owners of the flexible premium variable deferred annuity, of which 210 were Non-qualified and 9,850 were Qualified, issued by the Variable Account. As of December 31, 1998 there were owners of the single premium variable deferred annuity, of which were Non-qualified and were Qualified, issued by the Variable Account.

Item 28.  Indemnification

Currently, there are no provisions or arrangements for indemnification of any individual either by the Registrant or by Charter pursuant to its Articles of Incorporation or By-Laws. However, Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interest of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, provided for in the Articles of Incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest of the result of willful misconduct.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of Charter pursuant to the foregoing statute, or otherwise, Charter has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Charter of expenses incurred or paid by a director, officer or controlling person of Charter in successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Charter will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

CNL is the principal underwriter of the Charter National Variable Annuity Account. CNL is also the principal underwriter for the Charter National Variable Account, a separate account of Charter formed in connection with the distribution of variable life insurance policies issued by Charter. And CNL is principal underwriter for variable annuity contracts issued through the Intramerica Variable Annuity Account.

Commissions in the amount of $_____ were paid on the Contracts to CNL during Registrant's fiscal year ending 12/31/98.

The directors and officers of CNL are as follows:


Name and Principal               Positions and Offices
Business Address                 With Underwriter
------------------------------   ------------------------------------------

John R. Hunter*                  Director

Louis G. Lower, II*              Director

Michael J. Velotta*              Director and Assistant Secretary

Thomas J. Wilson, II*            Director

A. Sales Miller*                 President

Karen C. Gardner*                Vice President

Kathleen A. Urbanowicz*          Vice President, Secretary and Chief
                                 Compliance Officer

Terry R. Young*                  General Counsel and Assistant Secretary

James P. Zils*                   Treasurer

Robert N. Roeters*               Assistant Vice President

Emma M. Kalaidjian*              Assistant Secretary

Brenda D. Sneed*                 Assistant Secretary

Nancy M. Bufalino*               Assistant Treasurer


*The principal business address is Allstate Life Insurance Company, 3100 Sanders Road, Northbrook, Illinois 60062-7154.

Item 30.  Location of Accounts and Records

All financial accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter at its Philadelphia Office. All Contract Owner accounts and documents required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Charter at its Home Office.

Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

Charter National Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Charter National Life Insurance Company.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this amended Registration Statement to be signed on its behalf in the City of St. Louis and the State of Missouri, on the 26th day of February, 1999.


                        Charter National Variable Annuity Account
                                  (Registrant)
   (Seal)               By: Charter National Life Insurance Company
                                  (Depositor)


Attest:    /s/John R. Petrowski        By:   /s/Rocco Nittoli
           --------------------              ----------------
           John R. Petrowski                 Rocco Nittoli
           Vice President and                Vice President and
              General Counsel                   Treasurer



     As required by the Securities Act of 1933 this amended Registration Statement has been signed by the following persons in their capacities on the dates indicated.


Signature                           Title                              Date


* /s/ RICHARD G. PETITT            Chairman of the Board              2/__/99
 Richard G. Petitt                 President and Director
                                   (Chief Executive Officer)
                                   (Chief Operating Officer)


*/s/ROCCO NITTOLI                   Vice President, Treasurer,        2/__/99
Rocco Nittoli                       Controller and Director


*/s/IAN M. CUMMING                  Director                          2/__/99
 Ian M. Cumming


*/s/TIMOTHY C. SENTNER              Senior Vice President             2/__/99
 Timothy C. Sentner


*/s/JOHN R. PETROWSKI               Vice President, General           2/__/99
 John R. Petrowski                  Counsel, Corporate
                                    Secretary and Director

*/s/LAURA ULBRANDT                  Assistant Secretary               2/__/99
 Laura Ulbrandt


*/s/JESSE CLYDE NICHOLS, III        Director                          2/__/99
 Jesse Clyde Nichols, III


*/s/MARK HORNSTEIN                  Vice President and                2/__/99
 Mark Hornstein                      Director


*/s/JOSEPH S. STEINBERG             Director                          2/__/99
 Joseph S. Steinberg


*/s/BARBARA LOWENTHAL               Vice President                    2/__/99
 Barbara Lowenthal


*/s/JOSEPH A. ORLANDO               Vice President and                2/__/99
 Joseph A. Orlando                  Director


*/s/JAMES E. JORDAN                 Director                          2/__/99
 James E. Jordan


 *Pursuant to Power of Attorney


(Seal)                                  Date:  February  26, 1999


Attest:  /s/John R. Petrowski            By:  /s/Rocco Nittoli
         --------------------                 ----------------
         John R. Petrowski                    Rocco Nittoli
         Vice President and                   Vice President and
          General Counsel                      Treasurer

                                  Exhibit List


Exhibit 15                                 Powers of Attorney